SPECIAL  NOTICE  &  INVITATION







                 ANNUAL MEETING OF SHAREHOLDERS

              To  Be  Held  On  October  19,  1995


















                    Waters Instruments, Inc.
                     2411 Seventh Street, NW
                      Rochester, MN   55901

Your Personal Invitation. . . .







September 28, 1995





Dear Shareholder:

We are pleased to notify you that the Annual Meeting of Shareholders of WATERS INSTRUMENTS, INC. (the Company) will be held on Thursday, October 19, 1995, at 3:00 p.m., local time, at Waters Instruments, Inc., Team Room, 2411 Seventh Street, Northwest, Rochester, Minnesota for the following purposes:

          1. To set the number of directors at three (3).
          2. To elect directors for the ensuing year.
          3. To approve the Company's 1995 Stock Option Plan.
          4. To transact such other business as may properly come before the meeting.

The  Board of Directors has fixed the close of business on August
31, 1995 as the record date for determination of shareholders entitled to notice of and to vote at such Annual Meeting.

OUR BOARD OF DIRECTORS AND I CORDIALLY INVITE YOU TO ATTEND THIS MEETING. WHETHER OR NOT YOU PLAN TO BE PERSONALLY PRESENT AT THE MEETING, HOWEVER, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED POSTAGE-PAID PROXY POSTCARD AND RETURN IT PROMPTLY. IF YOU LATER DECIDE TO REVOKE YOUR PROXY, YOU MAY DO SO AT ANY TIME BEFORE IT IS EXERCISED.



                              Sincerely,




                              Jerry W. Grabowski
                              Jerry W. Grabowski
                              President, CEO, CFO, Secretary, and
                              Treasurer

ANNUAL MEETING OF SHAREHOLDERS

October  19,  1995

PROXY  STATEMENT





OUTSTANDING  SHARES, VOTING RIGHTS, AND GENERAL  MATTERS

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Waters Instruments, Inc. (the Company) of proxies to be voted at the Annual Meeting of Shareholders of the Company to be held on October 19, 1995. Holders of Common Stock of record at the close of business on August 31, 1995 will be entitled to vote at the Meeting. Each share of Common Stock entitles the holder to one vote; shareholders are not entitled to cumulate their votes in the election of directors. As of August 31, 1995 there were 1,462,271 shares of Common Stock issued and outstanding and entitled to vote at the Meeting.

If the enclosed proxy is properly executed and returned to the Company, all shares represented thereby will be voted as directed thereby; if no direction is made, the proxy will be voted in favor of the proposals set forth in the Notice of Annual Meeting and in favor of the number and slate of directors proposed by the Board of Directors. Any shareholder giving a proxy may revoke it at any time prior to its use at the Meeting by giving written notice of such revocation to the Secretary or other Officer of the Company or by filing a new written proxy with an Officer of the Company. Personal attendance at the Meeting is not, by itself, sufficient to revoke a proxy unless written notice of the revocation or a subsequent proxy is delivered to an Officer before the revoked or superseded proxy is used at the Meeting.

The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's Common Stock entitled to vote shall constitute a quorum for the transaction of business. If a broker returns a non-vote proxy, indicating lack of authority to vote on such matter, then the shares covered by such non-vote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such matter. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed to be present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter.
Proxies which are signed but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Meeting and in favor of the slate of directors proposed by the Board of Directors and listed herein.

The mailing address of the principal executive offices of the Company is: PO Box 6117, Rochester, MN 55903. The Company expects that this Proxy Statement and the related Proxy and Notice of Meeting will first be mailed to shareholders on or about September 28, 1995.

ELECTION OF DIRECTORS (Proposals #1 and #2)
The Bylaws of the Company provide that the number of directors shall be determined by the shareholders at each Annual Meeting provided that the number shall be not less than three nor more than eleven. The Board of Directors recommends the election of three directors at this Annual Meeting. Under applicable Minnesota law, approval of the proposal to set the number of directors at three requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting. Each proxy will be voted for or against such number or not voted at all as directed by the shareholder.

Each proxy will be voted for the nominees specified below unless the proxy withholds a vote for one or more of such nominees. So far as is known to the Board, each of such nominees intends to serve if elected. In the presently unforeseen circumstance that a nominee is unable or unwilling to serve, proxies will be voted for such substitute nominee (if any) as may be determined by the Board of Directors prior to the Meeting. Directors hold office from the date of their election or reelection until the next Annual Meeting and until their successors are elected. Nominees to the Board of Directors are elected by a majority of the votes cast for the election of Directors at the Annual Meeting.

NOMINEES  FOR  DIRECTORS
The following table provides certain information with respect to the nominees for Directors of the Company. All of the three Directors listed are presently serving as Directors of the Company, and all were elected by the shareholders at the last Annual Meeting:


Name             Age Position with              Year in Which
                     the Company and            First Became
                     Principal Occupation       a Director
Jerry W.
Grabowski        43  President and Chief
                     Executive Officer,
                     Chief Financial Officer,
                     Secretary and Treasurer
                     and Director of the Company .        1993

Charles G.
Schiefelbein     56  Director.  Chairman of the
                     Board of Computer Petroleum
                     Corporation (CPC) in St. Paul,
                     Minnesota.                           1986

Stewart D.
Siebens          49  Chairman of the Board of
                     Directors of the Company.
                     President of SDS Enterprises,
                     Inc. in Irving, Texas.               1986

BUSINESS EXPERIENCE OF NOMINEES:
The following information is presented as to each nominee's business experience during the past five years and his directorships of other publicly held corporations:

Mr. Grabowski has been President and Chief Executive Officer and a member of the Board of Directors of the Company since August
1993.   He was additionally elected to serve as Chief Financial
Officer, Secretary, and Treasurer in December 1994. From 1988 until joining the Company, he was employed as General Manager of Onan Power/Electronics Division.

Mr. Schiefelbein has been Chairman of Computer Petroleum Corporation (CPC), a public company that provides electronic energy price and news information, since 1979. From 1979, when he founded CPC, to 1991, Mr. Schiefelbein served as Chairman and Chief Executive Officer. He is also currently a director of Research, Inc. and CPC.


Mr. Siebens was named Chairman of the Board of the Company on October 24, 1990. He has been President of SDS Enterprises, Inc.
in Irving, Texas since 1987.

BOARD  AND  COMMITTEE  MEETINGS
The Board held five meetings during fiscal year 1995.  Each
Director whose reelection is proposed and who served as a member of the Board during fiscal year 1995 attended 100% of the aggregate number of meetings of the Board and of the Committees of which he is a member.

The Company's Board of Directors has formally designated three
Committees: an Audit Committee, a Compensation Committee, and a
Stock Option Committee.

The Audit Committee, consisting of Messrs. Schiefelbein and Siebens for fiscal year 1995, generally engages in oversight of the structure of the Company's internal controls, reviews the selection of the independent auditors, reviews the annual audit plan, and engages in oversight of the Company's financial reporting. However, the responsibility to review and approve internal accounting and controls, quarterly financials, registration statements, reports to the SEC, financial press releases, cost of conduct, and any legal/ethics audit except as these matters have a direct bearing on the duties stated above, remain the responsibility of the full Board of Directors. During fiscal year 1995, the Audit Committee met three times, and the full Board of Directors met once with the Company's independent auditors to review the Company's financial statements, accounting policies, and practices. Each Committee member was present at the meetings.

The Compensation Committee, which consisted of Messrs. Schiefelbein and Siebens for fiscal year 1995, generally assists the Board of Directors in exercising its authority and discharging its responsibilities concerning the hiring, compensation, and termination of employment of the officers and senior managers of the Company. During fiscal year 1995, the Compensation Committee met twice and each Committee member was present.

The Stock Option Committee consists of two or more members of the Board of Directors or other persons who are appointed by and serve at the pleasure of the Board and who are "disinterested" persons {a person who, among other things, has not been, at any time within one year prior to such person's appointment to the Committee, and who will not be, while serving on such Committee, granted or awarded options under the 1995 Stock Option Plan (the "Plan").} During fiscal year 1995, the Board delegated to its Compensation Committee all of the authority of the Board under the Plan under certain circumstances.

PRINCIPAL SHAREHOLDERS
The following table provides information concerning the only persons known to the Company to be the beneficial owners of more than 5% of the Company's outstanding Common Stock as of August
31, 1995:

Name and Address              Shares                Percent
of Beneficial Owner           Beneficially Owned     of Class

Woodland Investment Company
3007 Skyway Circle North,
Irving, TX 75038                   172,000       (1)     11.8%

Charles G. Schiefelbein
5075 Norwest Center,
Minneapolis, MN 55402              194,603              13.3%

Kohl Gift Trust
3007 Skyway Circle North,
Irving, TX 75038                   90,000         (2)   6.2%
George F. Waters
825 Third Street, SW.,
Rochester, MN 55902                97,944              6.7%

Stewart D. Siebens
3007 Skyway Circle North,
Irving, TX 75038                   73,800              5.0%

<F1>
According to the most current Schedule 13D filed by Woodland Investment Company and information provided by it, the power to vote and dispose (or to direct the vote or disposition) of such shares is shared with Atlee M. Kohl and Nicole F. Kohl who are each thereby deemed to be beneficial owners of such shares.
<F2>
According to the most current Schedule 13D filed by Kohl Gift Trust, the power to vote and dispose (or to direct the vote or disposition) of such shares is shared with Atlee M. Kohl who is deemed to be a beneficial owner of such shares.


MANAGEMENT SHAREHOLDINGS

The following table sets forth the beneficial ownership of the Company's Common Stock by (i) each Director and nominee of the Company, (ii) the named executive officer in the Summary Compensation Table, and (iii) all Directors and Executive Officers as a group, as of August 31, 1995. Except as otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock owned by them.


Name of Director or              No. of Shares       Percent
Number of Persons in Group       Beneficially Owned  of Class
                                 (1)                 (1)
Jerry W. Grabowski                      59,000  (2)     4.0%
Charles G. Schiefelbein                 194,603         13.3%
Stewart D. Siebens                      73,800          5.0%
Officers and Directors
as a Group  (4 persons)                 327,503 (2)     22.4%

<F1>
Under rules of the Securities and Exchange Commission, an individual is also deemed to beneficially own shares which are not outstanding but which the individual has the right to acquire as of August 31, 1995 or within 60 days of such date. Such shares not outstanding but so deemed beneficially owned are treated as outstanding when determining the percent of the class owned by the particular individual and when determining the percent owned by the group.
<F2>
Includes 50,000 shares which may be purchased pursuant to options held by Mr. Grabowski which are or will become exercisable within 60 days of August 31, 1995.

EXECUTIVE COMPENSATION
The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, during fiscal year 1995 to the named executive officer as of June 30, 1995:

SUMMARY  COMPENSATION  TABLE
                                 Long-Term
                                 Compensation
Annual Compensation                      Awards   Payouts

Name &
Principal      Fiscal
Position       Year  Salary $    Bonus $ Other    Restricted
# Options      LTIP  All Other
                     (2)    (3)
Compensation
                                                        (4)
Jerry W.
Grabowski      1995  119,414     48,912  15,400   -     50,000(1)
-       2,776
President
& CEO   1994   106,578           -       -        -     -   1,545

<F1>
Mr. Grabowski was granted an Incentive Stock Option in 1993 in conjunction with the Company's 1985 Incentive Stock Option Plan to purchase 50,000 shares of Waters Instruments, Inc. common stock. Such option was terminated in 1995 and a new option to purchase 50,000 shares was granted under the 1995 Stock Option Plan which is subject to shareholder approval (Proposal #3). See "Report on Repricing of Options."
<F2>
Represents incentive compensation payments for the performance periods ending June 30, 1995 and June 30, 19
<F3>
Represents temporary living expenses paid by the Company.
<F4>
Represents insurance premiums paid by the Company.

OPTION GRANTS DURING FISCAL YEAR 1995
The following table provides information regarding stock options granted during fiscal year 1995 to the named executive officer in the Summary Compensation Table.

Name       Options   % of Total       Exercise or
           Granted   Options Granted  Base Price   Expiration
                     in Fiscal Year   Per Share    Date
Jerry W
Grabowski  50,000(1) 100%             $2.1275      5-10-2005

<F1>
This ten-year option was granted at fair market value and is immediately fully vested. See "Report on Repricing of Options."

OPTION EXERCISES DURING FISCAL YEAR 1995 AND FISCAL YEAR-END
OPTION VALUES
The named executive officer in the Summary Compensation Table did not exercise any options during fiscal year 1995.

Name     Shares     Value     # of Unexercised Value of
         Acquired   Realized  Options at       Unexercised
         on Exercise                           June 30, 1995
Options at
                              Exercisable/     June 30, 1995
                              Unexercisable    Exercisable/
                                               Unexercisable
                                                       (1)
Jerry W. 0          $0        50,000 exercisable  $56,125
exercisable
Grabowski           0         $0               0 unexercisable
$0 unexercisable

<F1>
Value is calculated on the basis of the difference between the option exercise price and the closing sale price for the Company's Common Stock at June 30, 1995 as quoted on the NASDAQ
National Market System, multiplied by the number of shares of Common Stock underlying the option.

REPORT ON REPRICING OF OPTIONS
In 1993 the Company granted Mr. Grabowski an incentive stock option to purchase 50,000 shares of Company Common Stock pursuant to the Company's 1985 Incentive Stock Option Plan. The ten-year option was exercisable at $2.50 and vested with respect to 50% of the shares on August 18, 1994, 30% on August 18, 1995, and the remaining 20% on August 18, 1996. Such option was terminated in May 1995, and the Company granted Mr. Grabowski a new ten-year option to purchase 50,000 shares of Company Common Stock, at an exercise price of $2.1275, the fair market value on the date of grant. The option was fully vested on the date of grant and was granted pursuant to the 1995 Stock Option Plan, which is subject to shareholder approval (See Proposal #3). The Board of Directors of the Company terminated the first option and granted a new option in recognition of the substantial management changes Mr. Grabowski has implemented since he became President and the need to connect Mr. Grabowski's commitment to the success of those efforts to the Board's commitment to improving stock values for the shareholders generally.

COMPENSATION  OF  DIRECTORS

Each non-employee Director receives an annual retainer fee of $4,000, $350 for each attended quarterly meeting of the Board, $50 for each breakfast or dinner meeting of the Board, $150 for each attended meeting of a Committee on which he serves and a fee of $500 for each time he provides additional services as a special consultant to the Company, plus, in each case,
reimbursement of travel expenses.   Directors also receive a
monthly stipend of $50 to cover miscellaneous travel, telephone, and meal expenses associated with Board responsibilities. The Chairman of the Board of the Company receives an additional annual retainer of $12,000, paid in monthly installments, for the capacity in which he serves.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS The Company has entered into an employment agreement with Jerry
W. Grabowski, which provides for compensation in the event Mr. Grabowski's employment with the Company is terminated under certain circumstances. Upon termination of employment initiated by the Company's Board of Directors, Mr. Grabowski will have the right to receive an amount equal to twelve-months' base salary and the cost of all existing heath/medical and other benefit plans enjoyed by Mr. Grabowski on the effective date of termination (subject to the terms of the plans) or substantially the same benefits if the terms of a plan exclude non-employees. Mr. Grabowski will also be entitled to receive on August 31, in the year immediately following the Performance Period in which a termination occurred, the incentive compensation he would have earned had his employment not been terminated, in an amount proportionate to the number of months that he was employed by the Company prior to such termination. In the event Mr. Grabowski's employment with the Company is terminated within one year of a change in control, then upon such termination in addition to the Company's obligation stated above, the Company will pay Mr. Grabowski an additional amount equal to the base salary, then in effect, for one year.

APPROVAL OF 1995 STOCK OPTION PLAN (Proposal #3)
In May 1995, the Company's Board adopted, subject to shareholder approval, the Company's 1995 Stock Option Plan (the "Plan") and reserved 150,000 shares of its Common Stock for issuance upon the exercise of options to be granted pursuant to the terms of the Plan. The 1995 Plan replaces the Incentive Stock Option Plan and Nonqualified Stock Option Plan adopted in 1985. (The 1985 Incentive and Nonqualified Stock Option Plans both expired in 1995.) Incentive Stock Options granted under the 1995 Plan are intended to qualify under Section 422 of the Internal Revenue Code (or any successor provision it relates to as "incentive" stock options which can provide favorable tax treatment to the optionees.) Under the IRC requirements, shareholder approval of the Plan must be obtained before options under the Plan may receive the favorable tax treatment. The adoption of the Plan, therefore, is subject to shareholder approval and, accordingly, the Plan is being presented to the shareholders for their approval. Nonqualified stock options may also be granted under the Plan.

A general description of the basic features of the Plan is presented below, but such description is qualified in its entirety by reference to the full text of the Plan, a copy of which may be obtained without charge upon written request to Roni
E. Henry, the Company's Assistant Secretary.

Purpose. The purpose of the Plan is to promote the success of the Company and its affiliates (Parent or Subsidiary of the Company) by facilitating the employment and retention of competent persons and by providing performance incentives to officers, directors, employees, and consultants upon whose efforts the success of the Company and its affiliates depends.

Term. The term of the Plan expires on May 10, 2005, ten years from the date the Plan was approved by the Board of Directors; however, in the event of a sale by the Company of substantially all of its assets, or in the event of a merger, exchange, consolidation or liquidation of the Company, the Board of Directors is authorized to terminate the Plan.

Administration. The Plan is administered by the Board of Directors, or to the extent empowered by the Board, by a Committee consisting of two or more disinterested Board members, as defined in Rule 16b-3. The Plan gives broad powers to the Board to administer and interpret the Plan, including the authority to select the director, officer, employee, consultant, or advisor of the Company or of an Affiliate to be granted options and prescribe the form and conditions of the option
(which may vary from optionee to optionee).   If the Board so
directs, a stock option committee of two or more members of the Company's Board of Directors or other persons who are appointed by and serve at the pleasure of the Board and who are "disinterested" persons within the meaning of Rule 16b-3, may administer the Plan.

Eligibility. No person may be granted an incentive stock option under the Plan unless the Optionee is an employee of the Company or of an affiliate. No person may be granted a nonqualified stock option under the Plan unless the Optionee is a director, officer, employee, consultant, or advisor of the Company or of an affiliate. Consultants or advisors will not be eligible to receive stock options under the Plan unless such consultant or advisor renders bona-fide services to the Company or affiliate and such services are not in connection with the offer or sale of securities in a capital-raising transaction.

Shares Reserved. A total of 150,000 shares of authorized but unissued shares of Common Stock of the Company have been reserved for issuance pursuant to the exercise of options to be granted under the Plan.

Options. When an option is granted under the Plan, the Board or Committee in its discretion specifies the number of shares of Common Stock which may be purchased upon exercise of the option and the option price. The option price set by the Board may not be less than 100% of the fair market value of the Company's Common Stock on the date of grant. For each incentive stock option granted, if an optionee owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of its parent or any subsidiary, the option price per share of an incentive stock option granted to such optionee cannot be less than one hundred ten percent (110%) of the fair market value of the option stock per share on the date of the grant.

No incentive or nonqualified stock option will be transferable, in whole or in part, by an optionee other than by will or by the laws of descent and distribution and, during an optionee's lifetime, an incentive or nonqualified stock option may be exercised only by an optionee. If an optionee attempts any transfer of any option granted under the Plan during the optionee's lifetime, such transfer will be void and the nonqualified or incentive stock option, to the extent not fully exercised, will terminate.

In the event of an increase or decrease in the number of shares of Common Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of common stock effected without receipt of consideration by the Company, the number of shares of Option Stock reserved by the Plan and the number of shares of Option Stock covered by each outstanding incentive and nonqualified stock option and the price per share of such Option Stock will be equitably adjusted by the Board or the Committee, as the case may be, to reflect such change. Additional shares of Option Stock which may be credited by such adjustment will be subject to the same restrictions as are applicable to the shares of Option Stock with respect to which the adjustment relates.

Amendment. The Board of Directors may from time to time, insofar as the law permits, suspend, or discontinue the Plan or revise it in any respect; provided, however, that no such revision or amendment, except as is specifically authorized, will impair the terms and conditions of any option which is outstanding on the date of such revision or amendment to the material detriment of an Optionee without the consent of such Optionee.
Notwithstanding the foregoing, no such revision or amendment will: (i) materially increase the number of shares of Common Stock subject to the Plan, (ii) change the designation of the class of employees eligible to receive options, (iii) decrease the price at which options may be granted, or (iv) materially increase the benefits accruing to Optionees under the Plan, unless such revision or amendment is approved by the Shareholders. Furthermore, the Plan may not, without the approval of the Shareholders, be amended in any manner that will cause incentive stock options to fail to meet the requirements of "Incentive Stock Options" as defined in Section 422 of the Internal Revenue Code.

Federal Income Tax Consequences of the Plan. Options granted pursuant to the Plan are intended to qualify for favorable tax treatment to the optionee under Section 422 of the Internal Revenue Code. Under Section 422, an employee realized no taxable income when the option is granted. If the employee has at all times from the date of grant until three months before the date of exercise been an employee of the Company, the employee will realize no taxable income when the option is exercised. If the employee does not dispose of shares acquired upon exercise for a period of two years from the granting of the option and one year after receipt of the shares, the employee may sell the shares and report any gain as long-term capital gain. No deduction is allowable to the Company for federal income tax purposes in connection with either the grant or exercise of an incentive stock option.
If the employee should dispose of the shares prior to the expiration of the above-described two and one-year periods, the employee will be deemed to have received compensation taxable as ordinary income in the year of the early sale in an amount equal to the lesser of (i) the difference between the fair market value of the shares on the date of exercise and the option price of the shares and (ii) the difference between the sale price of the shares and the option price of the shares. In the event of such an early sale, the Company will be entitled to a tax deduction equal to the amount recognized by the employee as ordinary income.

New Plan Benefits. Because the options will only be granted upon the approval of the Company's Stock Option Committee, in its discretion, benefits under this Plan are not determinable.

Vote Required. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS APPROVE THE 1995 STOCK OPTION PLAN. The affirmative vote is the greater of (1) a majority of the voting power of the shares represented in person or by proxy at the Annual Meeting with authority to vote on such matter, or (2) a majority of the voting power of the minimum number of shares that would constitute a quorum for the transaction of business at the Annual Meeting.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of the registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the SEC). Officers, directors, and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all
Section 16(a) forms they file.

Based solely on its review of the copies of such forms received by it, the Company believes that, during the period from July 1, 1994 through June 30, 1995, all filing requirements applicable to its officers, directors, and greater than ten-percent beneficial owners were complied with.

INDEPENDENT PUBLIC ACCOUNTANTS
The firm of McGladrey & Pullen, LLP, Certified Public Accountants, served as the Company's independent accountants for the fiscal year ended June 30, 1995. Such firm is expected to be designated by the Board of Directors of the Company to audit the Company's accounts for the new fiscal year to end June 30, 1996. Such action is customarily taken at the Annual Meeting of the Board preceding the Annual Meeting of Shareholders.

Representatives of McGladrey & Pullen, LLP will be present at the Annual Meeting of Shareholders and will be afforded the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.

SHAREHOLDERS' PROPOSALS FOR 1996 ANNUAL MEETING
Any appropriate proposal submitted by a shareholder of the Company and intended to be presented at the next Annual Meeting in October 1996 must be received by the Company by May 24, 1996 to be includable in the Company's proxy statement and related proxy for the October 1996 Meeting.

ANNUAL REPORT & FORM 10-KSB

A COPY OF THE COMPANY'S ANNUAL REPORT TO SHAREHOLDERS FOR THE FISCAL YEAR ENDED JUNE 30, 1995 ACCOMPANIES THIS PROXY STATEMENT. NO PORTION OF THE ANNUAL REPORT IS INCORPORATED HEREIN AND NO PORTION IS TO BE CONSIDERED PROXY SOLICITING MATERIAL. A COPY OF THE COMPANY'S ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-KSB, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, FOR THE FISCAL YEAR ENDED JUNE 30, 1995 WILL BE SENT TO THOSE SHAREHOLDERS WHO REQUEST A COPY BY SENDING A LETTER ADDRESSED TO RONI HENRY, ASSISTANT SECRETARY, WATERS INSTRUMENTS, INC., PO BOX 6117, ROCHESTER, MN 55903.


OTHER  BUSINESS
The Board of Directors does not know of any matters to be brought before the Meeting other than those described above. If, however, any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on such matters.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
To management's knowledge, no Director, Director Nominee, Officer, or ten percent Shareholder or any affiliates of such persons had in 1994 or 1995 or currently has any material interest, direct or indirect, in any transaction in which the Company was involved.

SOLICITATION
The cost of soliciting proxies, including the preparation, assembly, and mailing of the proxies and soliciting material, as well as the cost of forwarding such material to the beneficial owners of stock, will be borne by the Company and such solicitation will be effected solely by mail, provided that it is expected that banks, brokerage houses and other custodians, nominees and fiduciaries will be requested to forward soliciting material to their principals and to obtain authorization for the execution of proxies and will be reimbursed for their reasonable expenses incurred in connection therewith. If it should become necessary, Directors, Officers, or regular employees of the Company may, without compensation other than their regular compensation, solicit proxies personally or by telephone.

 BY  ORDER  OF  THE  BOARD  OF  DIRECTORS,




Jerry W. Grabowski
Jerry W. Grabowski
President, CEO, CFO, Secretary, and Treasurer


September 28, 1995

WATERS INSTRUMENTS, INC.
Corporate Offices
2411 Seventh Street, NW., PO Box 6117, Rochester, MN 55903

                              PROXY

This PROXY is solicited on behalf of the Board of Directors. The undersigned hereby appoints JERRY W. GRABOWSKI and STEWART D. SIEBENS, or either of them, with full power of substitution, as proxies to vote for me and in my name with like effect as if I were personally present and voting at the Annual Meeting of Shareholders of Waters Instruments, Inc., called to be held at 3:00 PM, Thursday, October 19, 1995, local time, at Waters Instruments, Inc., Team Room, 2411 Seventh Street, Northwest, Rochester, Minnesota and at all adjournments thereof, hereby revoking any proxy or proxies heretofore given:


The Board of Directors recommends that you vote "FOR" each
proposal..  Check One Box Only for each Proposal
1.  NUMBER OF DIRECTORS. Proposal to establish the number of directors at three(3)
FOR,    AGAINST   ABSTAIN

2.  ELECTION OF DIRECTORS.
Nominees: Jerry W. Grabowski, Charles G. Schiefelbein, Stewart D.
Siebens
FOR all nominees except those written in this box.

 WITHHOLD AUTHORITY to vote for all  nominees

3.  1995 STOCK OPTION PLAN. To approve the Company's 1995 Stock
Option Plan.
FOR    AGAINST    ABSTAIN

4. OTHER MATTERS. Upon such other business as may properly come before the Meeting.
FOR    AGAINST    ABSTAIN
This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made as to a particular proposal, this proxy will be voted for such proposal.

Please  sign  exactly  as  your name appears  above.   Executors,
administrators,  trustees,  guardians,  etc.  so  indicate   when
signing.   For  stock  held in Joint Tenancy,  each  joint  owner
should sign.


  Signature                                     Date         ,

1995

  Signature, if held jointly                    Date          ,

1995

     PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY PROMPTLY.
      YOU MAY FAX YOUR PROXY TO: 1-800-962-2880, Ext. 700.

  Please check here if you plan on attending the annual meeting.
  Please check here if you would like to receive a copy of the Form 10-KSB